UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2009

Verso Paper Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6775 Lenox Center Court, Suite 400

Memphis, Tennessee 38115-4436

(Address, including zip code, of principal executive offices)

(901) 369-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) New Forms of Equity Award Agreement

On September 21, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of Verso Paper Corp. (the “Company”) approved the grant to certain executives of the Company of non-qualified stock options to purchase shares of the Company’s common stock pursuant to an executive form of Stock Option Grant Notice and Stock Option Agreement (collectively, the “Stock Option Agreement”) under the Verso Paper Corp. 2008 Incentive Award Plan, as amended (the “Incentive Plan”). In accordance with the Stock Option Agreement, the stock options vest and become exercisable in three equal installments on each of the first three anniversaries of the date of grant, and the stock options vest in full in the event of certain terminations of an executive’s employment following a “change in control” (as defined in the Incentive Plan). The foregoing description of the Stock Option Agreement is qualified in its entirety by reference to the attached form of such agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

On the same date, the Committee also approved the grant to certain executives of the Company of awards of restricted shares of the Company’s common stock pursuant to an executive form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (collectively, the “Restricted Stock Agreement”) under the Incentive Plan. In accordance with the Restricted Stock Agreement, the awards vest and the restrictions lapse with respect to the shares subject to the awards in three equal installments on each of the first three anniversaries of the date of grant, and the awards vest in full in the event of certain terminations of an executive’s employment following a change in control. The foregoing description of the Restricted Stock Agreement is qualified in its entirety by reference to the attached form of such agreement, which is filed as Exhibit 10.2 to this report and is incorporated herein by reference.

On September 21, 2009, the following named executive officers of the Company were granted a number of stock options pursuant to the Stock Option Agreement and a number of shares of restricted stock pursuant to the Restricted Stock Agreement, in each case as listed after their names: Michael A. Jackson, 173,000 stock options and 99,000 shares of restricted stock; Lyle J. Fellows, 40,000 stock options and 23,000 shares of restricted stock; Michael A. Weinhold, 38,000 stock options and 22,000 shares of restricted stock; Robert P. Mundy, 37,000 stock options and 21,000 shares of restricted stock; and Ricardo Moncada, 32,000 stock options and 18,000 shares of restricted stock.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit
10.1	Form of Verso Paper Corp. 2008 Incentive Award Plan Stock Option Grant Notice and Stock Option Agreement.

10.2	Form of Verso Paper Corp. 2008 Incentive Award Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2009

VERSO PAPER CORP.

By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Form of Verso Paper Corp. 2008 Incentive Award Plan Stock Option Grant Notice and Stock Option Agreement.

10.2	Form of Verso Paper Corp. 2008 Incentive Award Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement.